HSBC Finance Corporation

EXHIBIT 99.1

January 8, 2018
HSBC Finance Corporation Offers to Purchase for Cash
Approximately $1.4 Billion in Outstanding Notes

Tender offer for any and all of the outstanding

• 6.25% Notes due 2019 issued by HSBC Finance Corporation
(ISIN: XS0100863298; Common Code: 10086329);
• 6.676% Senior Subordinated Notes
due January 15, 2021 issued by HSBC Finance Corporation
(CUSIP: 40429CGD8, 40429CGB2 and U4428DCD4;
ISIN: US40429CGD83, US40429CGB28 and USU4428DCD40);
• 7.190% Notes due August 18, 2023 issued by Beneficial Company LLC
(CUSIP: 08172LU63; ISIN: US08172LU632);
• 7.160% Notes due September 1, 2023 issued by Beneficial Company LLC
(CUSIP: 08172LV54; ISIN: US08172LV549);
• 7.625% Notes due May 17, 2032 issued by HSBC Finance Corporation
(CUSIP: 441812JZ8; ISIN: US441812JZ87); and
• 7.35% Notes due November 27, 2032 issued by HSBC Finance Corporation
(CUSIP: 441812KB9; ISIN: US441812KB90)
New York, NY -- Upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 8, 2018 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal dated January 8, 2018 (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer Documents”), HSBC Finance Corporation (“HSBC Finance”) hereby announces its offers (each an “Offer” and collectively the “Offers”) to purchase for cash any and all of the outstanding 6.25% Notes due 2019 issued by HSBC Finance (ISIN: XS0100863298; Common Code: 10086329) (“2019 Notes”), 6.676% Senior Subordinated Notes due 2021 issued by HSBC Finance (CUSIP: 40429CGD8, 40429CGB2 and U4428DCD4; ISIN: US40429CGD83, US40429CGB28 and USU4428DCD40) (the “2021 Notes”); 7.190% Notes due August 18, 2023 issued by Beneficial Company LLC (f/k/a Beneficial Corporation) (“Beneficial”) (CUSIP: 08172LU63; ISIN: US08172LU632) (“August 2023 Notes”), 7.160% Notes due September 1, 2023 issued by Beneficial (CUSIP: 08172LV54; ISIN: US08172LV549) (“September 2023 Notes”), 7.625% Notes due May 17, 2032 issued by HSBC Finance (CUSIP: 441812JZ8; ISIN: US441812JZ87) (“May 2032 Notes”), 7.35% Notes due November 27, 2032 issued by HSBC Finance (CUSIP: 441812KB9; ISIN: US441812KB90) (“November 2032 Notes” and together with the 2021 Notes, the 2019 Notes, the August 2023 Notes, the September 2023 Notes and the May 2032 Notes, the “Notes”). The Offers are being made to all registered holders of Notes (each, a “Holder” and collectively, the “Holders”).
The 2019 Notes, the August 2023 Notes and the September 2023 Notes are collectively referred to herein as the “Fixed Price Notes.” The 2021 Notes, the May 2032 Notes and the November 2032 Notes are collectively referred to herein as the “Fixed Spread Notes.” Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.
The Offers will expire at 5:00 p.m., New York City time, on January 16, 2018, unless extended or earlier terminated (such time and date, as the same may be extended, the “Expiration Time”). Holders of Notes must validly tender and not validly withdraw their Notes before the Expiration Time to receive the Total Consideration (as defined below). Notes validly tendered may be withdrawn at any time prior to the Expiration Time, but not thereafter.
Unless the Offers are extended, reopened or earlier terminated, payment of the Total Consideration to Holders of Notes that are accepted for purchase will be made on the Notes Settlement Date, other than the Notes tendered using the guaranteed delivery procedures and delivered after the Expiration Time for which payment will be made on the Guaranteed Delivery Settlement Date (each of the Notes Settlement Date and the Guaranteed Delivery Settlement Date, a “Settlement Date”). Both the Notes Settlement Date and the Guaranteed Delivery Settlement Date are expected to be January 19, 2018. Holders who validly tender and do not validly withdraw their Notes and whose Notes are accepted for purchase in the Offers will also be paid on the applicable Settlement Date accrued and unpaid interest from the last interest payment date on such series of Notes up to, but excluding, the Notes Settlement Date.
The “Total Consideration” per each $1,000 principal amount of the Fixed Spread Notes validly tendered and accepted for payment pursuant to the applicable Offer will be determined in the manner described in the Offer to Purchase by reference to the fixed

HSBC Finance Corporation

spread specified below for such series of the Fixed Spread Notes (the “Fixed Spread”) over the yield (the “Reference Yield”) based on the bid side price of the US Treasury Security specified below for such series of the Fixed Spread Notes (the “Reference Benchmark Security”), as calculated by HSBC Securities (USA) Inc. at 10:00 a.m., New York City time, on January 16, 2018 (subject to certain exceptions set forth in the Offer to Purchase, such time and date, as the same may be extended, the “Price Determination Time”). The “Total Consideration” per each $1,000 or £1,000, as applicable, principal amount of the Fixed Price Notes validly tendered and accepted for payment pursuant to the applicable Offer will be the amount set forth under the heading “Fixed Price Notes” below.
The following table summarizes the material pricing terms for the Offers:

				Fixed Spread Notes				Fixed Price Notes
Title of Security	CUSIP/ISIN	Outstanding Principal Amount	Issuer	Reference Benchmark Security	Fixed Spread (basis points)	Bloomberg Reference Page	Hypothetical Total Consideration(1)(2)	Fixed Price(1)
6.25% Notes due 2019	ISIN: XS0100863298 Common Code: 10086329	£125,000,000	HSBC Finance Corporation	--	--	--	--	£1,090.37
6.676% Senior Subordinated Notes due January 15, 2021	Registered Notes: CUSIP: 40429CGD8 ISIN: US40429CGD83 Rule 144A Notes: CUSIP: 40429CGB2 ISIN: US40429CGB28 Regulation S Notes: CUSIP: U4428DCD4 ISIN: USU4428DCD40	US$1,103,669,000	HSBC Finance Corporation	1.875% US Treasury due December 15, 2020	20	PX1	$1,127.21	--
7.190% Notes due August 18, 2023	CUSIP: 08172LU63 ISIN: US08172LU632	US$5,000,000	Beneficial Company LLC	--	--	--	--	$1,241.71
7.160% Notes due September 1, 2023	CUSIP: 08172LV54 ISIN: US08172LV549	US$5,000,000	Beneficial Company LLC	--	--	--	--	$1,241.61
7.625% Notes due May 17, 2032	CUSIP: 441812JZ8 ISIN: US441812JZ87	US$96,875,000	HSBC Finance Corporation	2.25% US Treasury due November 15, 2027	195	PX1	$1,338.96	--
7.35% Notes due November 27, 2032	CUSIP: 441812KB9 ISIN: US441812KB90	US$27,262,000	HSBC Finance Corporation	2.25% US Treasury due November 15, 2027	155	PX1	$1,371.32	--
(1) Per each U.S.$1,000 or £1,000, as applicable, principal amount of Notes accepted for purchase.
(2) The Hypothetical Total Consideration is based on the Fixed Spread added to the Reference Yield as of 10:00 a.m., New York City time, on January 5, 2018. The information provided in the above table is for illustrative purposes only. HSBC Finance does not make any representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above table depending on the Reference Yield as of the Price Determination Time. The actual Total Consideration will be based on the Fixed Spread added to the Reference Yield as of the Price Determination Time. The hypothetical Total Consideration excludes accrued and unpaid interest.
The obligation of HSBC Finance to accept for payment and to pay the Total Consideration for, and accrued and unpaid interest on, Notes validly tendered and not validly withdrawn pursuant to the applicable Offers are subject to, and conditioned upon, the satisfaction or waiver of the conditions described under the heading “Conditions to the Offers” in the Offer to Purchase.
Global Bondholder Services Corporation is acting as the depositary and as the information agent for the Offers. HSBC Securities (USA) Inc. is acting as Dealer Manager for the Offers. Persons with questions about the Offers should contact HSBC Securities (USA) Inc. at +1 (888) HSBC-4LM (toll free) or +1 (212) 525-5552 (collect). Requests for documents should be directed to Global Bondholder Services Corporation at +1 (212) 430-3774 (banks and brokers) or +1 (866) 470-4200 (all others toll free) or by email at contact@gbsc-usa.com. The Offer Documents will be available online at http://www.gbsc-usa.com/HSBC/ until the Expiration Date or earlier termination of the Offers.
This press release is for information purposes only and is not an offer to purchase or a solicitation of acceptance of an offer to purchase any of the Notes. The Offers are being made pursuant to the Offer Documents, which HSBC Finance is distributing to Holders of Notes. The Offers are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, “blue sky” or other laws of such jurisdiction.

HSBC Finance Corporation

Media enquiries to:

Rob Sherman
+1 212 525 6901
robert.a.sherman@us.hsbc.com
Notes to editors
HSBC Finance is a subsidiary of HSBC North America Holdings Inc.
Forward-looking statements: Certain statements in this press release are “forward-looking statements” within the meaning of the rules and regulations of the U.S. Securities and Exchange Commission. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results and other financial conditions may differ materially from those included in these statements due to a variety of factors including those contained in HSBC Finance’s filings with the U.S. Securities and Exchange Commission, including without limitation the “Risk Factors” section of HSBC Finance’s 2016 Annual Report on Form 10-K. Precautionary statements included in such filings should be read in conjunction with this press release.

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